Exhibit 10.3

                                    ADDENDUM
                         TO STANDARD OFFICE LEASE-GROSS
                             DATED December 17, 2003

BY AND BETWEEN, BERSHIN PROPERTIES I, LLC ("Landlord") and RECOM MANAGED SYSTEM, INC. ("Tenant")

1.       Additional Square Footage:

         Suite 208 to be added to parties existing lease.

2.       Lease Term:

         Lease shall commence January 1, 2004 and terminate August 31, 2005

3.       Base Rent:

         Period:               Monthly Amount
         -------               --------------

         Month 1-12            $450.00          January 1, 2004-December
         Month 13-20           $475.00          January 1, 2005-August 31, 2005

4.       Tenant Improvements:

         There are no tenant improvements to be performed by landlord. Tenant to take suite in an "as is" conditions.

5.       Rights To Sublease:

         Tenant shall not be permitted to sublease or assign all or any portion of the Tenant's Premises without Landlord's consent, which shall not be unreasonably withheld, conditioned or delayed.

6.       Operating Expenses:

         Tenant shall share in any increase in the actual operating costs fo the Building on a prorata basis, predicated upon them methods and procedures identified in the parties lease dated August 20, 2002 and those methods and procedures are to be employed with full force and affect as though fully set forth herein.

7. All of the terms and conditions of the parties previously executed lease of August 20, 2002 are set forth herein and made a part herein of as though fully set forth herein in their entirety.

Executed at: Valley Village, CA                Executed at: Valley Village, CA
On: 12/19/2004                                 On: 12/22/2004
By LESSOR:                                     By LESSEE:
By: /s/ Paul Jay Bershin                       By: /s/ Marvin H. Fink
Name Printed: Paul Bershin                     Name Printed: Marvin H. Fink
Title: Managing Partner                        Title: CEO
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